UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 31, 2014

Royal Hawaiian Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

688 Kinoole Street, Suite 121, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  808-747-8471

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)(1)  Previous independent registered public accounting firm

On March 31, 2014, the Audit Committee (the “Audit Committee”) of the Board of Directors of Royal Hawaiian Resources, Inc., the Managing General Partner of Royal Hawaiian Orchards, L.P. (the “Partnership”), engaged EKS&H LLLP (“EKS&H”) as the Partnership’s independent registered public accounting firm, effectively dismissing Accuity LLP (“Accuity”).  The decision to dismiss Accuity was approved by the Audit Committee.  Accuity was notified of the decision on March 31, 2014.

During the two most recent fiscal years ended December 31, 2013 and 2012, and through the date of this Current Report on Form 8-K, there were no (i) disagreements between the Partnership and Accuity on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Accuity, would have caused Accuity to make reference thereto in its reports on the financial statements for such years or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The reports of Accuity on our consolidated financial statements as of and for the past two fiscal years ended December 31, 2013, and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(a)(2)  New independent registered public accounting firm

On March 31, 2014, the Audit Committee engaged EKS&H to serve as the Partnership’s independent registered public accounting firm and to audit the financial statements of the Partnership for the fiscal year ending December 31, 2014.  The decision to engage EKS&H was approved by the Audit Committee.

During the two most recent fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through and including March 31, 2014, the Partnership did not (nor did anyone on behalf of the Partnership) consult with EKS&H regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Partnership’s financial statements, and no written report or oral advice was provided that EKS&H concluded was an important factor considered by the Partnership in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(a)(3)  Letter of previous independent registered public accounting firm

The Partnership provided Accuity with a copy of this Current Report on Form 8-K and requested Accuity furnish a letter addressed to the Securities and Exchange Commission stating whether Accuity agrees with the statements made in Item 4.01 by the Partnership.  A copy of Accuity’s letter, dated April 2, 2014, is attached to this Form 8-K as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter of Accuity LLP, dated April 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Hawaiian Orchards, L.P.
(Registrant)

Date: April 2, 2014
	By:	Royal Hawaiian Resources, Inc., as
Managing General Partner

		By:	/s/ Scott C. Wallace
Scott C. Wallace
President and Chief Executive Officer